Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Stephan Rohaly, Chief Financial Officer of SCM Microsystems, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of SCM Microsystems, Inc. for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SCM Microsystems, Inc.

Dated: March 31, 2009	By:	/s/ STEPHAN ROHALY
Stephan Rohaly
Chief Financial Officer and Secretary (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to SCM Microsystems, Inc. and will be retained by SCM Microsystems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.